                                                                   EXHIBIT 10.15

                             CII TECHNOLOGIES INC.
                          1996 MANAGEMENT STOCK PLAN

                              SECTION 1- PURPOSE
                              ------------------

          The purpose of the CII Technologies Inc. 1996 Management Stock Plan (the "Plan") is to strengthen Communications Instruments Holdings, Inc. (to be renamed CII Technologies Inc.) (the "Company") by providing selected employees of the Company with the opportunity to acquire a proprietary and vested interest in the growth and performance of the Company, thus generating an increased incentive to contribute to the Company's future success and prosperity, enhancing the value of the Company for the benefit of stockholders, and enhancing the Company's ability to attract and retain individuals of exceptional talent.

          The purposes of the Plan are to be achieved through the grant of various types of stock-based awards

                            SECTION 2- DEFINITIONS
                            ----------------------

          For purposes of the Plan, the capitalized terms shall have the meanings ascribed to them in Exhibit A hereof.

                      SECTION 3 - SHARES SUBJECT TO THE PLAN
                      --------------------------------------

          (a) Shares of Common Stock which may be issued under the Plan may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock. Subject to adjustment as provided in Section 14, the number of shares of Common Stock with respect to which Awards (whether distributable in shares of Common Stock or in cash) may be granted under the Plan shall be shall be ___ million [newly issued] shares[.][and, in addition, ____ percent of the total outstanding shares of (Common Stock outstanding on the last day of the preceding calendar year (including treasury shares) such shares to be acquired through market purchases]; provided, however, that no more than a
                                          --------  -------
total of [   ] shares of Common Stock during the term of the Plan may be subject to incentive stock options; provided, further, that grants excluded from the
                            --------- -------
definition of derivative security by Rule 16a-l(c)(3)(ii) promulgated under the Securities Exchange Act of 1934, shall not be subject to the limit placed on the total shares of Common Stock with respect to which Awards may be granted hereunder. The maximum number of shares of Common Stock available for stock options, stock appreciation rights or other stock-based Awards that may be granted to a Participant during a calendar year shall not exceed ___________.

          (b) Notwithstanding Section 3(a), to the extent that the number of shares of Common Stock with respect to which Awards may be granted under the Plan in any calendar year exceeds the number of shares of Common Stock with respect to which Awards were granted under the Plan during that calendar year, such excess shall be available for grant under the Plan in succeeding calendar years.

          (c) In the event that (i) a stock option expires or is terminated unexercised as to any shares of Common Stock covered thereby (except with respect to a stock option which terminates on the exercise of a stock appreciate right) or (ii) any other Award is forfeited for any reason under the Plan, any Common Stock allocated in connection with such Award, shall thereafter again be available for grant pursuant to the Plan.

                           SECTION 4 - ELIGIBILITY
                           -----------------------

          All Employees are eligible to be Participants In the Plan.

                          SECTION 5 - ADMINISTRATION
                          --------------------------

          The Plan shall be administered by the Committee, which shall have the power to select those Employees who shall receive Awards and to determine the terms of such Awards. As to the selection of, and the terms of Awards granted to, Participants who are not Executive Officers, the Committee may delegate any or all of its responsibilities to officers or employees of the Company.

          The Committee's authority hereunder shall include, without limitation, the establishment of vesting schedules or exercisability in installments with respect to Awards. The Committee may, in its sole discretion, accelerate or waive vesting periods or installment exercise of Awards or extend the exercisability (including to extend or provide for post-termination exercisability) of Stock Options or Stock Appreciation Rights; provided that such exercisability shall not extend past l0 years from the date of grant of any incentive stock options.

          Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry the Plan or any such Award into effect. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive.

          The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

                           SECTION 6 - STOCK OPTIONS
                           -------------------------

     (a) Any stock options granted under the Plan shall be in such form as the Committee may from time to time approve and shall be subject to the terms and conditions provided herein and such additional terms and conditions not inconsistent with the terms of the Plan, as the Committee shall deem desirable

     (b) Stock options may be granted to any Participant. Each grant of stock options shall specify whether the underlying options are intended to be incentive stock options or non-incentive stock options. In the case of incentive stock options, the terms and conditions of such grants shall be subject to and comply with such requirements as may be prescribed by Section 422(b) of the Code, as from time to time amended, and any implementing regulations, including, but not limited to, the requirement that such stock options are exercisable during the Participant's lifetime, only by such Participant. The Committee shall establish the option price at the time cash stock option is granted, which price in the case of an incentive stocks option shall not be less than 100 percent of the Fair Market Value of the Common Stock on the date of grant.

     (c) No stock options may not be exercisable later than 10 years after their date of grant. The option price of each share of Common Stock as to which a stock option is exercised shall be paid in full at the time of such exercise. Such payment may be made at the sole discretion of the Committee, pursuant so and in accordance with criteria and guidelines established by the Committee (which criteria and guidelines may be different for Executive Officers and for other Participants), as the same may be modified from time to time, (i) in cash,
(ii) by tender of shares of Common Stock already owned by the Participant, valued at Fair Market Value as of the date of exercise, (iii) if authorized by the Committee, by withholding pursuant to the election of the Participant, which election is subject to the disapproval of the Committee, from those shares that would otherwise be obtained upon exercise of the option a number of shares having a Fair Market Value equal to the option price, (iv) if authorized by the Committee, and in combination with services rendered by the exercising Participant, by delivery of a properly executed exercise notice together with irrevocable instructions to a securities broker (or, in the case of pledges, lender) approved by the Company to, (a) sell shares of Common Stock subject to the option and to deliver promptly to the Company a portion of the proceeds of; such sale transaction on behalf of the exercising Participant to pay the option price, or (b) pledge shares of Common Stock subject to the option to a margin account maintained with such broker or lender, as security for a loan, and such broker or lender, pursuant to irrevocable instructions, delivers to the Company the loan proceeds, at the time of exercise to pay the option price, or (v) by any combination of (i), (ii), (iii) or (iv) above.

     (d) A stock option holder may, in the discretion of the Committee, have the right (a "Limited Right") to surrender a Stock Option or any portion thereof to the Company within 30 days following a Change in Control and to receive from the Company in exchange therefor a cash payment in an amount equal to (a) the number of unexercised shares of Common Stock under the option which are being surrendered multiplied by (b) the excess of (i) the highest price per share of Common Stock paid in connection with the Change in Control, over (ii) the purchase price of the option as set forth in the underlying option agreement.

                     SECTION 7 - STOCK APPRECIATION RIGHTS
                     -------------------------------------

     (a) Stock appreciation rights may be granted independent of any stock option or in conjunction with all or any part of any stock option granted under the Plan, either at the same time as the stock option is granted or at any later time during the term of the option. Stock appreciation rights shall be subject to such terms and conditions as determined by the Committee, not inconsistent with the provisions of the Plan.

     (b) Upon exercise, a stock appreciation right shall entitle the Participant to receive from the Company an amount equal to excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over the per share grant or option price, as applicable (or some lesser amount as the Committee may determine at the time of grant), multiplied by the number of shares of Common Stock with respect to which the stock appreciation rights is exercised. Upon the exercise of a stock appreciation right granted in connection with a stock option, the stock option shall be canceled to the extent of the number of shares as to which the stock appreciation right is exercised, and upon the exercise of a stock option granted in connection with a stock appreciation right or the surrender of such stock option, the stock appreciation right shall be canceled to the extent of the number of shares as to which the stock option is exercised or surrendered. The Committee shall determine whether the stock appreciation right shall be settled in cash, Common Stock or a combination of cash and Common Stock.

     (c) A holder of a stock appreciation right may, in the discretion of the Committee, have the right (a "Limited SAR Right") to surrender the stock appreciation right or any portion thereof to the Company within 30 days following a Change in Control and to receive from the Company in exchange therefor a cash payment in an amount equal to (a) the number of shares of Common Stock under the stock appreciation right which are being exercised, multiplied by (b) the excess of (i) the highest price per share of Common Stock paid in connection with the Change in Control, over (ii) the Fair Market Value of a share of Common Stock on the date the appreciation right was granted as set forth in the underlying agreement.

                     SECTION 8 - OTHER STOCK-BASED AWARDS
                     ------------------------------------

     (a) Other Awards of Common Stock and Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of Common Stock (all such Awards being referred to herein as "Other Stock-based Awards"), may be granted under the Plan in the discretion of the Committee. Other Stock-based Awards, shall be in such form as the Committee shall determine, including without limitation, (i) the right to purchase shares of Common Stock, (ii) shares of Common Stock subject to restrictions on transfer until the completion of a specified period of service, the occurence of an event or file attainment of performance objectives, each as specified by the Committee, and (iii) shares of Common Stock issuable upon the completion of a specified period of service, the occurrence of an event or the attainment of performance objectives, each as specified by the Committee. Other Stock-based Awards may be granted alone or in addition to any other Awards made under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and absolute discretion to determine to whom and when such Other Stock-based Awards will be made, the number of shares of Common Stock to be awarded under (or otherwise related to) such Other Stock-based Awards and all other terms and conditions of such Awards. The Committee shall determine whether Other Stock-based Awards shall be settled in cash, Common Stock or a combination of cash and Common Stock.

             SECTION 9 - DIVIDENDS, EQUIVALENTS AND VOTING RIGHTS
             ----------------------------------------------------

          Awards other than stock options may, at the discretion of the Committee, provide the Participant with dividends or dividend equivalents and voting rights prior to either vesting or earnout.

                         SECTION 10 - AWARD AGREEMENTS
                         -----------------------------

          Each Award under the Plan shall be evidenced by an agreement setting forth the terms and conditions, not inconsistent with the provisions of the Plan. as determined by the Committee, which shall apply to such Award.

                            SECTION 11- WITHHOLDING
                            -----------------------

          The Company shall have the right to deduct from all amounts paid to any Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld therefrom. In the case of payments of Awards in the form of Common Stock, at the Committee's discretion the Participant may be required to pay to the Company the amount of any taxes required to be withheld with respect to such Common Stock, or, in lieu thereof, the Company shall have the right to retain the number of shares of Common Stock the Fair Market Value of which equals the amount required to be withheld. Without limiting the foregoing, the Committee may, in its discretion and subject to such conditions as it shall impose, permit share withholding to be done at the Participant's election.

                       SECTION 12 - NON-TRANSFERABILITY
                       --------------------------------

          No Award shall be assignable or transferable, and no right or interest of any Participant in any Award shall be subject to any lien, obligation or liability of the Participant, except by will, the laws of descent and distribution, or as otherwise set forth in the Award agreement.

                    SECT1ON 13 - NO RIGHT TO EMPLOYMENT OR
                    --------------------------------------
                      CONTINUED PARTICIPATION IN PLAN/NO
                      ----------------------------------
                            RIGHTS AS SHAREHOLDERS
                            ----------------------

          (a) No person shall have any claim or right to the grant of an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or to be eligible for any subsequent Awards. Further, the Company expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into hereunder.

          (b) The grant of an Award shall not be construed as giving a Participant the rights of a shareholder of Common Stock unless and until shares of Common stock have been issued to Participants pursuant to Awards hereunder.

            SECTION 14 - ADJUSTMENT OF AND CHANGES IN COMMON STOCK
            ------------------------------------------------------

          In the event of any change in the outstanding shares of Common Stock by reason of any Common Stock dividend or split recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange, or any distribution to shareholders of Common Stock other than regular cash dividends, the Committee may make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan, and to outstanding Awards, as well as the option price or other affected terms of such Awards.

          After a merger of one or more into corporations into the Company or after a consolidation of the Company and one or more corporations (a "Merger Event")in which the Company shall be the surviving or resulting corporation, an Award holder shall, where applicable, at the same cost, be entitled upon the exercise of an Award, to receive (subject to any action required by shareholders) such securities of the surviving or resulting corporation as shall be equivalent to the shares underlying such Award as nearly as practicable to the nearest whole number and class of shares of stock or other securities.

          If the Company enters into any agreement with respect to any transaction which would, if consummated, result in a Merger Event in which the Company will not be the surviving corporation, the Committee in its sole discretion and without liability to any person shall determine what actions shall be taken with respect to outstanding Awards, if any, including without limitation, the payment of a cash amount in exchange for the cancellation of an Award or the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder as of the date of the consummation of the Merger Event.

                            SECTION 15 - AMENDMENT
                            ----------------------

          The Board may amend, suspend or terminate the Plan or any portion hereof at any time, provided that no amendment shall be made without approval of the shareholders of the Company which shall (i) increase (except as provided in Section 14 hereof) the total number of shares or the percentage of shares reserved for issuance pursuant to the Plan; (ii) change the class of Employees eligible to be Participants; or (iii) extend the date after which Awards cannot be granted under the Plan.

                     SECTION 16 - UNFUNDED STATUS OF PLAN
                     ------------------------------------

          The Plan is intended to constitute to constitute an "unfunded" plan for long-term incentive compensation. With respect to any payments not yet made to a Participant, including any

Participant optionee, by the Company, nothing herein contained shall give any Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof or with respect to options, stock appreciation rights and other Awards under the Plan; provided, however,
                                                           --------  --------
that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

                          SECTION 17 - EFFECTIVE DATE
                          ---------------------------

          Subject to approval of the shareholders of the Company, in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, and Code Sections 162(m) and 422, this Plan shall be effective on ______ ____, 1996. No Awards may be granted under the Plan after ________ ___, 2006.

                                   EXHIBIT A

          (a) "Award" shall mean any type of stock-based award granted pursuant to the Plan

          (b) "Board" shall mean the Board of Directors of the Company; provided, however, that any action taken by a duly authorized committee of the
- --------- --------
Board within the scope of authority delegated to such committee by the Board shall be considered an action of the Board for purposes of this Plan.

          (c) "Change in Control" shall mean the occurrence during the term of the Plan of:

                    a) The commencement (within the meaning of Rule 14d-2 under the Securities Exchange Act of 1934 (the "Exchange Act")) of a tender offer for more than 20% of the Company's outstanding shares of capital stock having ordinary voting power in the election of directors (the "Voting Securities").

                    b) An acquisition (other than directly from the Company) of any voting securities of the Company by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has "Beneficial Ownership" (within, the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred,
- --------  -------
Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof or a trustee thereof acting solely in its capacity as trustee) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person who files in connection with such acquisition a Schedule 13D which expressly disclaims any intention to seek control of the Company and does not expressly reserves the right to seek such control; provided, however, that any amendment to such statement of intent which
         --------  -------
either indicates an intention or reserves the right to seek control shall be deemed an "acquisition" of the securities of the Company reported in such filing as beneficially owned by such Person for purposes of this paragraph (b).

                    c) The individuals who, as of the effective date of the 1994 initial public trading in Company shares, are members of the Board (the "Incumbent Board"), ceasing for any reason to constitute at lease two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board: provided further, however, that no individual shall be considered a member of Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (described in Rule 14a-11 promulgated under the 1934 Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest: or

                     d)   Approval by stockholders of the Company of:

                    (i) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction"; i.e., meets each of the requirements described in (A), (B), and
              ----
(C) below:

                         (A)  the stockholders of the Company, immediately
before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy percent (70%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                         (B)  the individuals who were members of the Incumbent
Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation immediately following the consummation of such merger, consolidation or reorganization; and

                         (C)  no Person other than the Company, any Subsidiary,
any employee benefit plan (or any trust forming a part thereof or a trustee thereof acting solely in its capacity as trustee) maintained by the Company, the Surviving Corporation, or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities immediately following the consummation of such merger, consolidation or reorganization.

                    (ii) A complete liquidation or dissolution of the Company;
or

                    (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

                    [Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such Beneficial owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.]

               (d) "Code" shall mean the Internal Revenue Code of 1986, as from time to time amended.

               (e) "Committee" shall mean the Compensation Committee of the Company.

               (f) "Common Stock" shall mean the common stock of the Company, $.10 par value.

               (g) "Company" shall mean CII Technologies Inc. and, except as otherwise specified in this Plan in a particular context, any successor thereto, whether by merger, consolidation, purchase of substantially all its assets or otherwise.

               (h) "Employee" shall mean any salaried employee of the Company or any Subsidiary.

               (i) "Executive Officer" shall mean a Participant who is subject to the requirements of Sections 16(a) and 16(b) of the Securities Exchange Act of 1934.

               (j) "Fair Market Value" on any date means the closing price of the shares on such date on the principal national securities exchange on which such shares are listed or admitted to trading (or, if such exchange is not open on such date, the immediately preceding date on which such exchange is open), the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System, or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to share on such date, the Fair Market Value shall be the value established by the Committee in good faith and, in the case of an incentive stock option, in accordance with Section 422 of the Code.

               (k) "Other Stock-based Award" shall mean any of those Awards described in Section 8 hereof.

               (l) "Participant" shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

               (m) "Subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 424(f) of the Code, as amended from time to time.

               (n) "Total Disability" shall mean a physical or mental incapacity, which would entitle the individual to benefits under the long-term disability program sponsored by the Company employing such individual; provided,
                                                                       --------
however, that if an individual has not elected
- -------
coverage under the applicable program, the Committee shall determine utilizing the criteria of such program whether the individual has incurred a Total Disability.